Exhibit 32.1

                        CERTIFICATION OF PERIODIC REPORT

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Carbonics Capital Corporation (f/k/a GreenShift Corporation) (the "Company"), certifies that:

1. The Quarterly Report on Form 10-Q of the Company for the Quarter ended September 30, 2008 (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                     /S/      KEVIN KREISLER
                                     ----------------------------------
Dated:   November 14, 2008                    KEVIN KREISLER
                                              Chief Executive Officer


                                     /S/      JACQUELINE FLYNN
                                     ----------------------------------
Dated:   November 14, 2008                    JACQUELINE FLYNN
                                              Chief Financial Officer

This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.